Exhibit 10.27

Translation of Approval to Change the date of Repayment of Loan Contract No. 0023, Year 2009

Based on the repayment Loan contract signed between Industrial and Commercial Bank of China Limited and Beijing Dehaier Technology Company Limited dated on November 17, 2009, the principal of the loan is RMB10,000,000, with repayments due on January 20, March 20 and May 20, 2010 for RMB1,000,000, RMB4,000,000 and RMB5,000,000, respectively. Beijing Dehaier Technology Company had refund RMB1,000,000 on January 20, 2010.

And Beijing Dehaier Technology Company Limited negotiated with the ICBC on March 16, 2010 for modification of the repayment date, and the both party reached the mutual agreement. The revised repayment schedule is on March 20, 2010 and May 20, 2010 for RMB3,000,000 and RMB6,000,000, respectively.

Industrial and Commercial Bank of China Limited (Hai Dian Branch)

Representative: /s/ Xu Tian Ling

March 18, 2010

Beijing Dehaier Technology Company Limited

Representative: /s/ Chen Ping

March 18, 2010